Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of REVA Medical, Inc. (the “Company”) for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), Robert B. Stockman, Chairman and Chief Executive Officer of the Company, and Katrina L. Thompson, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2013

/s/ Robert B. Stockman
Robert B. Stockman Chairman and Chief Executive Officer (principal executive officer)

/s/ Katrina L. Thompson
Katrina L. Thompson Chief Financial Officer (principal financial officer)